Exhibit 10.41
AMENDMENT NO. 3 TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of June 28, 2016, is by and among Gregg Appliances, Inc., an Indiana corporation (“Borrower”), the financial institutions listed on the signature pages hereto as existing lenders (the “Existing Lenders”), the financial institutions listed on the signature hereto as FILO Lenders (the “FILO Lenders”, and together with the Existing Lenders, the “Lenders”), Wells Fargo Bank, National Association, as administrative agent and collateral agent for the Lenders (“Agent”) and Wells Fargo Bank, National Association, as agent for the FILO Lenders (in such capacity, “FILO Agent”).
R E C I T A L S:
WHEREAS, Agent, the Existing Lenders, the Borrower, and HHG Distributing, LLC, an Indiana limited liability company (“HHG”), are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 29, 2011 (as amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of July 29, 2013, and by that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of date hereof (which became effective immediately prior to the effectiveness of this Agreement), and as may be further amended, supplemented, or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement, as amended hereby);
WHEREAS, the Borrower has requested, and the FILO Lenders have agreed, to provide a first in, last out revolving loan facility to the Borrower in the original principal amount of $20,000,000, subject to the terms and conditions set forth herein and in the Loan Agreement as amended hereby;
WHEREAS, the FILO Agent has agreed to act as FILO Agent for the FILO Lenders on the terms and conditions set forth in the Loan Agreement as amended hereby; and
WHEREAS, the Agent, FILO Agent and the Lenders have agreed to make such other amendments to the Loan Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.     Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Agreement:
(a)
    The Loan Agreement (excluding the schedules and exhibits thereto, which shall remain in full force and effect, except as specifically referenced in this Agreement) is hereby amended as set forth in Annex A attached hereto such that all of the newly inserted underscored language and any formatting changes shall be deemed to be inserted therein and all of the stricken (i.e., crossed-out) language shall be deemed to be deleted therefrom;
(b)
    Exhibit A (Form of Assignment and Acceptance) to the Loan Agreement is hereby amended and restated in its entirety as set forth in Annex B attached hereto;
(c)
    Exhibit B (Information Certificate) to the Loan Agreement is hereby amended and restated in its entirety as set forth in Annex C attached hereto;
(d)
    Exhibit C (Form of Compliance Certificate) to the Loan Agreement is hereby amended and restated in its entirety as set forth in Annex D attached hereto;
(e)
    Exhibit D (Borrowing Base Certificate) to the Loan Agreement is hereby amended and restated in its entirety as set forth in Annex E attached hereto; and
(f)
    Schedule 1.28 (Commitments) to the Loan Agreement is hereby amended and restated in its entirety as set forth in Annex F attached hereto.
Section 2.    Conditions Precedent to Effectiveness of Agreement.
(a)
    The effectiveness of this Agreement is subject to (i) the satisfaction of the conditions set forth in Section 2(b) of this Agreement, (ii) the receipt by the Agent and the FILO Agent of a duly executed copy of the Second Amendment from the Borrower and all Lenders and the satisfaction of each of the conditions precedent set forth in Section 2 thereto, and (iii) the receipt by the Agent and FILO Agent of a duly executed counterpart of this Agreement from the Borrower and all Lenders.
(b)
    The effectiveness of this Agreement is subject to the satisfaction of the following conditions:
(i)
    Agent and FILO Agent shall have received a reaffirmation of guaranty from HHG in the form attached hereto as Annex G;
(ii)
    Borrower shall have paid all fees and other amounts due and payable by it under the Loan Agreement, including to the extent invoiced, but subject to the Fee Letter, the reasonable fees, costs and expenses owing to Choate, Hall & Stewart LLP, and under the Fee Letter;

(iii)
    Agent and FILO Agent shall have received a Secretary’s Certificate of the Borrower and HHG certifying the passage and continued effectiveness of resolutions from the Borrower and HHG approving the transactions contemplated by this Agreement and the incumbency of the officers executing this Agreement and the documents delivered in connection therewith, in each case in form and substance satisfactory to the Agent;
(iv)
    The representations and warranties contained in this Agreement shall be true and correct in all material respects;
(v)
    Agent, FILO Agent and the Lenders shall have received the following legal opinions and documents: (x) executed legal opinions of Morgan, Lewis & Bockius LLP, special counsel to the Borrower and HHG, and Ice Miller LLP, special Indiana counsel to the Borrower and HHG (and including an opinion as to no conflicts with Indebtedness), (y) a certificate executed by a senior officer of the Borrower and HHG certifying that all of the conditions precedent to the making of the Loans set forth in Section 4.2 of the Loan Agreement shall be satisfied as of the Third Amendment Effective Date, and (z) all other documents reasonably requested by the Agent in connection with this Agreement, in each case in form and substance satisfactory to the Agent;
(vi)
    The Agent and FILO Agent shall have received (x) projected monthly balance sheets, income statements, statements of cash flows and availability of Borrower and Guarantors for the period through the end of the fiscal year ending March 31, 2017, (ii) projected annual balance sheets, income statements, statements of cash flows and availability of Borrower and Guarantors through the end of the fiscal year ending March 31, 2019, in each case, as to the projections described in clauses (i) and (ii), with the results and assumptions set forth in all of such projections in form and substance consistent with the projected financial statements heretofore delivered to the Agent, and (iii) any updates or modifications to the projected financial statements of Borrower and Guarantors previously received by the Agent or FILO Agent, in each case in form and substance satisfactory to the Agent and FILO Agent;
(vii)
    The Agent and FILO Agent shall have received and reviewed lien search results for the jurisdiction of incorporation and organization of Borrower and Guarantors and judgment search results for the jurisdiction of the chief executive office of Borrower and Guarantors, which search results shall be in form and substance reasonably satisfactory to the Agent and FILO Agent;
(viii)
    No material adverse change in the business, operations, profits, assets or prospects of Borrower and Guarantors shall have occurred since March 31, 2016, and no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms of this Agreement, or (ii) has or would reasonably be expected to have a Material Adverse Effect;
(ix)
    The Agent and FILO Agent shall have received a pro forma Borrowing Base certificate dated as of the date closest to the Third Amendment Effective Date that a Borrowing Base certificate is required to be delivered under the Loan Agreement, and in each case in form and substance satisfactory to the Agent and FILO Agent and showing Excess Availability of at least $100,000,000;
(x)
    The Agent and FILO Agent shall have received the results of a field exam, with collateral values as of March 31, 2016, in form and substance satisfactory to the Agent and FILO Agent.
Section 3.    Representations, Warranties and Covenants. In order to induce Agent, FILO Agent, and Lenders to enter into this Agreement, Borrower represents and warrants to Agent, FILO Agent and Lenders, upon, and as of the Third Amendment Effective Date, which representations, warranties and covenants shall survive the execution and delivery of this Agreement that:
(a)
    Making of the FILO Loans. The making of the FILO Loans contemplated by this Agreement shall not, on the Third Amendment Effective Date, (i) violate any applicable law, regulation or order or decree of any court or other Governmental Authority and (ii) be enjoined, temporarily, preliminarily or permanently.
(b)
    No Default; etc. No Default or Event of Default has occurred and is continuing after giving effect to this Agreement or would result from the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.
(c)
    Power and Authority; Authorization. Borrower has the corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions of the Loan Agreement, as amended by this Agreement, and the execution and delivery by Borrower of this Agreement, and the performance by the Borrower of its obligations hereunder and under the Financing Agreements have been duly authorized by all requisite corporate action by Borrower.
(d)
    Execution and Delivery. Borrower has duly executed and delivered this Agreement.
(e)
    Enforceability. This Agreement and the Loan Agreement, as amended by this Agreement,

constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ right generally, and by general principles of equity.
(f)
    Representations and Warranties. All of the representations and warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct in all material respects as of the Third Amendment Effective Date after giving effect to this Agreement and the transactions contemplated hereby.
Section 4.    Miscellaneous.
(a)
    Effect; Ratification. Subject to the Fee Letter, Borrower acknowledges that all of the reasonable fees, costs and expenses of Choate, Hall & Stewart LLP incurred by the Agent and FILO Agent in connection with this Agreement shall be reimbursable under Section 9.21 of the Loan Agreement. The amendments and waiver set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement or (ii) prejudice any right or rights that Agent, FILO Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. This Agreement is a Financing Agreement. Each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof’ and words of like import and each reference in the other Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended hereby. This Agreement shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended are hereby ratified and confirmed and shall remain in full force and effect. The Borrower acknowledges and agrees that, as of the date hereof, the Borrower is indebted to the Lenders for the Obligations outstanding as of the date hereof as provided in the Loan Agreement and the other Financing Agreements and for accrued and unpaid fees and expenses of the Agent and the Lenders. The Borrower further acknowledges and agrees that, as of the date hereof, it has no defense (whether legal or equitable), set-off or counterclaim to the payment or performance of the Obligations in accordance with the terms of the Loan Agreement and the other Financing Agreements. The Borrower hereby ratifies and reaffirms all of the liens and security interests heretofore granted pursuant to the Loan Agreement and the other Financing Agreements as collateral security for the indebtedness incurred pursuant to the Loan Agreement and the other Financing Agreements.
(b)
    Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic means also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
(c)
    Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement No. 3 to Amended and Restated Loan and Security Agreement as of the date first above written.
GREGG APPLIANCES, INC.,
as Borrower

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and an Existing Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as FILO Agent and FILO Lender

By:____________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as an Existing Lender and a FILO Lender

By:
Name:
Title:

SUNTRUST BANK,
as an Existing Lender and a FILO Lender

By:
Name:
Title:
RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, a subsidiary of RBS CITIZENS, N.A., as an Existing Lender and a FILO Lender

By:
Name:
Title:
REGIONS BANK,
as an Existing Lender

By:
Name:
Title:
BARCLAYS BANK PLC,
as an Existing Lender

By:
Name:
Title:
ANNEX A
AMENDMENTS TO LOAN AGREEMENT
[See attached]

ANNEX B
FORM OF ASSIGNMENT AND ACCEPTANCE
[See attached]

ANNEX C
INFORMATION CERTIFICATE
[See attached]

ANNEX D
FORM OF COMPLIANCE CERTIFICATE
[See attached]

ANNEX E
BORROWING BASE CERTIFICATE
[See attached]
ANNEX F
COMMITMENTS

Lender	Revolving Loan Commitment	FILO Commitment
Wells Fargo Bank, National Association	$105,000,000.00	$10,000,000.00
JPMorgan Chase Bank, N.A.	$60,550,000.00	$4,700,000.00
SunTrust Bank	$46,700,000.00	$3,300,000.00
Regions Bank	$33,750,000.00	-
RBS Business Capital	$28,000,000.00	$2,000,000.00
Barclays Bank PLC	$6,000,000.00	-
Total:	$280,000,000.00	$20,000,000.00

ANNEX G
REAFFIRMATION OF GUARANTY
June 28, 2016
Wells Fargo Bank, National Association, as Agent and as FILO Agent
One Boston Place, 18th Floor
Boston, Massachusetts 02108
Re:    Guarantee
Please refer to (1) the Amended and Restated Loan and Security Agreement dated as of March 29, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), among Gregg Appliances, Inc., an Indiana corporation (“Borrower”), HHG Distributing, LLC, an Indiana limited liability company (“HHG”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent and collateral agent for the Lenders (the “Agent”), and (2) the Amended and Restated Guarantee dated July 25, 2007 (as amended, the “Guarantee”) by HHG in favor of the Agent.
Pursuant to Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of the date hereof (the “Agreement”) among Agent, the FILO Agent, the Lenders signatory thereto and the Borrower, the Loan Agreement has been amended in accordance with the terms and conditions of the Agreement.
HHG hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Agreement, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof and (iii) agrees to the amendments set forth in Section 1 of the Agreement.

[Signature Page Follows]

GUARANTOR:

HHG DISTRIBUTING, LLC

By:
Name:
Title: